EXHIBIT 10.2


           SECOND AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 29, 2004, is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation ("DPC"), DELTA EXPLORATION COMPANY, INC., a Colorado corporation ("DECI"), PIPER PETROLEUM COMPANY, a Colorado corporation ("PPC"), BANK OF OKLAHOMA, N.A., a national banking association, as Agent ("Agent"), and the Banks (as defined in the Credit Agreement, as defined below). DPC, DECI and PPC are herein collectively called "Borrowers.")

                                   RECITALS

     A. Borrowers, the Banks and Agent entered into an Amended and Restated Credit Agreement dated as of December 30,2003, as previously amended (as so amended, the "Credit Agreement"), in order to set forth the terms upon which the Banks and/or Agent would make advances to Borrowers and issue letters of credit at the request of Borrowers and by which such advances and letters of credit would be governed and repaid. Capitalized terms used herein but not defined herein shall have the same meanings as set forth in the Credit Agreement.

     B. Borrowers, Agent and the Banks desire that this Amendment be executed and delivered in order to amend certain terms and provisions of the Credit Agreement.

                                   AMENDMENT

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows:

          (a) By inserting the following at the end of the definition of "Borrowing Base" on page 4 of the Credit Agreement:

          As of June 29, 2004, the Borrowing Base shall be increased to $70,000,000.

          (b) By substituting "June 30, 2007" for "December 31, 2006" in line 1 of the definition of "Maturity Date" on page 10 of the Credit Agreement.

          (c) By inserting the following at the end of the definition of "Maximum Hedging Amount" on page 10 of the Credit Agreement:

          As of June 29, 2004, the Maximum Hedging Amount shall be increased to $20,000,000.

          (d)  By substituting "$100,000,000" for "$50,000,000" in line 1 of the definition of "Revolving Commitment" on page 13 of the Credit Agreement, in line 2 of Section 3(a) on page 18 of the Credit Agreement, and in line 4 of
Section 13(b) on page 47 of the Credit Agreement.

          (e) By inserting the following at the end of Section 3(b) on page 18 of the Credit Agreement:

          As of June 29, 2004, the three (3) Revolving Notes described above shall be amended to increase the aggregate of their face amounts to $100,000,000.

          (f) By inserting the following at the end of Section 3(c) on page 19 of the Credit Agreement:

          After the Maturity Date and during the pendency of any Event of Default, the Borrowers agree to pay interest on the Revolving Loan at the Default Rate.

          (g) By deleting Section 4(d) on page 23 of the Credit Agreement, relating to the pledge of the outstanding common stock of Amber Resources Company.

     2.   Adjustments.  As of June 29, 2004:

          (a) The Banks shall be deemed to have made assignments among themselves of their respective participations in the Revolving Loan such that their Revolving Commitment Percentages shall be adjusted to the following:

          Bank of Oklahoma, N.A.          -  43.5714%
          U.S. Bank National Association  -  35.0000%
          Hibernia National Bank          -  21.4286%

          (b) The Banks shall made such payments among themselves as shall be required to adjust each Bank's share of the outstanding principal balance of the Revolving Loan to be in accordance with such Bank's new Revolving Commitment Percentage, as set forth above.

     3. Allonges. Each of the Notes shall be amended, each such amendment to be effected by an Allonge (the "Allonge"), among Borrowers and the relevant Bank, to be attached to the respective Note and to be substantially in the form of Exhibit A-1 attached hereto and made a part hereof, Exhibit A-2 attached hereto and made a part hereof or Exhibit A-3, attached hereto and made a part hereof, as applicable.

     4. Loan Documents. All references in any document to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended pursuant to this Amendment.

     5. Conditions Precedent. The obligations of the parties under this Amendment are subject, at the option of Agent, to the prior satisfaction of the condition that Borrowers shall have delivered to Agent the following (all documents to be satisfactory in form and substance to Agent and, if appropriate, duly executed and/or acknowledged on behalf of the parties other than Agent and the Banks):

          (a)  This Amendment.

          (b)  The Allonges.

          (c) Any and all other loan documents required by Agent, including without limitation such amendments and supplements to the Security Documents as may be required by Agent.

          (d) The fee in the amount of $115,500 payable by Borrowers pursuant to Section 6(a) of the Credit Agreement in connection with the increase in the Borrowing Base contemplated hereby, such fee to be divided ratably among the Banks in accordance with the increases in their respective Revolving Commitments as a result of the increase in the Borrowing Base and the adjustment of the Banks' respective Revolving Commitment Percentages contemplated hereby.

     6. Certification by Borrowers. Borrowers hereby certify to the Banks and Agent that, as of the date of this Amendment and after giving effect to this Amendment, except as previously disclosed in writing by Borrowers to
Agent: (a) all of Borrowers' representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrowers have performed and complied with all agreements and conditions required to be performed or complied with by Borrowers under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred under the Credit Agreement.

     7. Continuation of the Credit Agreement. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement, the terms of this Amendment shall control.

     8. Expenses. Borrowers shall pay all expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all fees and expenses of the attorney for Agent and any and all filing and recording expenses.

     9. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of this Amendment or any related document by any party other than Agent may be effected, without limitation, by faxing a signed counterpart of the signature page to Agent (any such party hereby agreeing to transmit promptly thereafter to Agent such number of actual signed counterparts as Agent may reasonably request).

     EXECUTED as of the date first above written.

                               BORROWERS:

                                  DELTA PETROLEUM CORPORATION


                                  By:/s/ Roger A. Parker
                                     Roger A. Parker,
                                     President and Chief
                                     Executive Officer

                                  DELTA EXPLORATION COMPANY, INC.


                                  By:/s/ Roger A. Parker
                                     Roger A. Parker,
                                     President and Treasurer

                                  PIPER PETROLEUM COMPANY


                                  By:/s/ Roger A. Parker
                                     Roger A. Parker,
                                     President and Treasurer

                               AGENT:

                                  BANK OF OKLAHOMA, N.A.


                                  By:/s/ Allen Rheem
                                     Allen Rheem,
                                     Vice President

                               BANKS:

                                  BANK OF OKLAHOMA, N.A.


                                  By:/s/ Allen Rheem
                                     Allen Rheem,
                                     Vice President

                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:/s/ Kathryn A. Gaiter
                                     Kathryn A. Gaiter,
                                     Vice President

                                  HIBERNIA NATIONAL BANK


                                  By:/s/ Daria M. Mahoney
                                     Daria M. Mahoney,
                                     Vice President

                                  EXHIBIT A-1

                                    ALLONGE

     Reference is made to a Promissory Note dated December 30, 2003 (the "Note"), in the face amount of $25,000,000, made by Delta Petroleum Corporation, Delta Exploration Company, Inc. and Piper Petroleum Company, payable to the order of Bank of Oklahoma, N.A.

     The Note is hereby modified as follows:

          (a) By substituting "$43,571,400" for "$25,000,000" in the caption of the Note.

          (b) By substituting "FORTY-THREE MILLION FIVE HUNDRED SEVENTY-ONE THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($43,571,400)" for "TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000)" in lines 7 and 8 of the first paragraph on page 1 of the Note.

     EXECUTED as of the date first above written.

                                  DELTA PETROLEUM CORPORATION


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Chief
                                     Executive Officer

                                  DELTA EXPLORATION COMPANY, INC.


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Treasurer

                                  PIPER PETROLEUM COMPANY


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Treasurer

                                  BANK OF OKLAHOMA, N.A.


                                  By:_____________________________
                                     Allen Rheem,
                                     Vice President









                                     A-1-1


                                 EXHIBIT A-2

                                    ALLONGE

     Reference is made to a Promissory Note dated December 30, 2003 (the "Note"), in the face amount of $13,750,000, made by Delta Petroleum Corporation, Delta Exploration Company, Inc. and Piper Petroleum Company, payable to the order of U.S. Bank National Association.

     The Note is hereby modified as follows:

          (a) By substituting "$35,000,000" for "$13,750,000" in the caption of the Note.

          (b) By substituting "THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000)" for "THIRTEEN MILLION SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($13,750,000)" in lines 7 and 8 of the first paragraph on page 1 of the Note.

     EXECUTED as of the date first above written.

                                  DELTA PETROLEUM CORPORATION


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Chief
                                     Executive Officer

                                  DELTA EXPLORATION COMPANY, INC.


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Treasurer

                                  PIPER PETROLEUM COMPANY


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Treasurer

                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:_____________________________
                                     Kathryn A. Gaiter,
                                     Vice President










                                     A-2-1



                                 EXHIBIT A-3

                                    ALLONGE

     Reference is made to a Promissory Note dated December 30, 2003 (the "Note"), in the face amount of $11,250,000, made by Delta Petroleum Corporation, Delta Exploration Company, Inc. and Piper Petroleum Company, payable to the order of Hibernia National Bank.

     The Note is hereby modified as follows:

          (a)  By substituting "$21,428,600" for "$11,250,000" in the caption of the Note.

          (b) By substituting "TWENTY-ONE MILLION FOUR HUNDRED TWENTY-EIGHT THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($2,428,600)" for "ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($11,250,000)" in lines 7 and 8 of the first paragraph on page 1 of the Note.

     EXECUTED as of the date first above written.

                                  DELTA PETROLEUM CORPORATION


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Chief
                                     Executive Officer

                                  DELTA EXPLORATION COMPANY, INC.


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Treasurer

                                  PIPER PETROLEUM COMPANY


                                  By:_____________________________
                                     Roger A. Parker,
                                     President and Treasurer

                                  HIBERNIA NATIONAL BANK


                                  By:_____________________________
                                     David H. Mahoney,
                                     Vice President








                                     A-3-1